UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                           FORM 8-K/A



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 18, 1996




 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
    NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST,
             NAVISTAR FINANCIAL 1994-C OWNER TRUST,
              NAVISTAR FINANCIAL 1995-A OWNER TRUST
            NAVISTAR FINANCIAL 1995-B OWNER TRUST AND
              NAVISTAR FINANCIAL 1996-A OWNER TRUST
     (Exact name of Registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



            1-4146-1                         51-0337491
      (Commission File Number)     (I.R.S. Employer Identification No.)



     2850 West Golf Road Rolling Meadows, Illinois        60008
        (Address of principal executive offices)       (Zip Code)





 Registrant's telephone number including area code 847-734-4275

                                                         FORM 8-K


            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


     On September 18, 1996, Registrant made available an amended
     Monthly Servicer Certificate for the Period of July 1996 for Navistar Financial 1995-A Owner Trust, which is attached as Exhibit 20.5 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibit 20.5




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-A OWNER TRUST,
                        NAVISTAR FINANCIAL 1995-B OWNER TRUST AND
                            NAVISTAR FINANCIAL 1996-A OWNER TRUST
                                                     (Registrant)







Date September 26, 1996              By:/s/ PHYLLIS E. COCHRAN
                                            Phyllis E. Cochran
                                            Vice President & Controller